UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 15, 2013

Woodward, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-08408 (Commission File Number)	36-1984010 (IRS Employer Identification No.)

1000 E. Drake Road Fort Collins, Colorado (Address of Principal Executive Offices)		80525 (Zip Code)

Registrant’s telephone number, including area code: (970) 482-5811

Not Applicable

(Former name or former address, if changed since last report)

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 1, 2013, Woodward, Inc. (the “Company”)  entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with the purchasers named therein (the “Purchasers”) relating to the sale by the Company and the purchase by the Purchasers of an aggregate principal amount of $250,000,000 of senior unsecured notes comprised of (a) $50,000,000 aggregate principal amount of its 3.42% Series G Senior Notes due November 15, 2020 (the “Series G Notes”), (b) $25,000,000 aggregate principal amount of its 4.03% Series H Senior Notes due November 15, 2023 (the “Series H Notes”), (c) $25,000,000 aggregate principal amount of its 4.18% Series I Senior Notes due November 15, 2025 (the “Series I Notes,” and together with the Series G Notes and the Series H Notes, collectively, the “First Closing Notes”), (d) $50,000,000 aggregate principal amount of its Floating Rate Series J Senior Notes due November 15, 2020 (the “Series J Notes”), (e) $50,000,000 aggregate principal amount of its 4.03% Series K Senior Notes due November 15, 2023 (the “Series K Notes”) and (f) $50,000,000 aggregate principal amount of its 4.18% Series L Senior Notes due November 15, 2025 (the “Series L Notes,” and together with the Series J Notes and the Series K Notes, the “Second Closing Notes,” and together with the First Closing Notes, the “Notes”), in a series of private placement transactions.

On October 1, 2013, the Company sold $100,000,000 aggregate principal amount of Notes to certain of the Purchasers, comprised of the First Closing Notes.  On November 15, 2013, the Company issued an additional $150,000,000 aggregate principal amount of Notes, comprised of the Second Closing Notes.

A description of the terms and conditions of the Notes and a copy of the Note Purchase Agreement, including the forms of Notes, were previously filed with the Securities and Exchange Commission on October 4, 2013 in the Company’s Current Report on Form 8-K and are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Woodward, Inc.

Date: November 19, 2013

By:  /s/ A. Christopher Fawzy_____________________________________________________________________________________________________

Name:  A. Christopher Fawzy

Title:    Corporate Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer